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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
____________________

☑	Filed by the Registrant
☐	Filed by a Party Other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

RACKSPACE TECHNOLOGY, INC.
____________________________________________________________________________________
(Name of Registrant as Specified in its Charter)

____________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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____________________________________________________________________________________

Your **Vote** Counts!

RACKSPACE TECHNOLOGY, INC.

2025 Annual Meeting
Vote by June 19, 2025
11:59 PM ET

RACKSPACE TECHNOLOGY, INC.
1718 DRY CREEK WAY, SUITE 115
SAN ANTONIO, TX 78259-1837

V72461-P27713

You invested in RACKSPACE TECHNOLOGY, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 20, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 20, 2025
12:00 PM CT

Virtually at:
www.virtualshareholdermeeting.com/RXT2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Nominees:	
1a.	Betsy Atkins	For
1b.	Mitchell Garber	For
1c.	Anthony Roberts	For
1d.	Anthony Scott	For
2.	Ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	For
3.	Non-binding advisory vote to approve the compensation of the Company's named executive officers as described in the proxy statement.	For

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